                                                                   EXHIBIT 10.2

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                            OMNIBUS AMENDMENT NO. 1
                          DATED AS OF OCTOBER 7, 1999
                                  BY AND AMONG
                               OLSTEN CORPORATION
                                 AARONCO CORP.
                                   ADECCO SA,
                                      AND
                      OLSTEN HEALTH SERVICES HOLDING CORP.


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                               OMNIBUS AMENDMENT

    OMNIBUS AMENDMENT NO. 1 dated as of October 7, 1999 (the "Omnibus Amendment") to each of the Separation Agreement dated as of August 17, 1999, by and among Olsten Corporation, a Delaware corporation ("Olsten"), Aaronco Corp., a Delaware Corporation ("OHS") and Adecco SA, a societe anonyme organized under the laws of Switzerland ("Adecco") (the "Separation Agreement"); the Employee Benefits Allocation Agreement dated as of August 17, 1999, by and between Olsten and OHS (the "Employee Benefits Allocation Agreement"); and the Tax Sharing Agreement dated as of August 17, 1999, by and among, Olsten, OHS and Adecco (the "Tax Sharing Agreement" and, collectively with the Separation Agreement and the Employee Benefits Allocation Agreement, the "Agreements"). Capitalized terms not otherwise defined in this Omnibus Amendment have the meanings specified in the Separation Agreement.

                              W I T N E S S E T H:

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.  ASSIGNMENT TO OLSTEN HEALTH SERVICES.

    1.1 OHS hereby transfers, conveys, assigns and delivers to Olsten Health Services Holding Corp. all of OHS's rights and interests in the Agreements.

    1.2 Olsten Health Services Holding Corp. hereby irrevocably and unconditionally assumes, and undertakes to pay, honor, discharge and perform when due or cause to be paid, honored, discharged or performed when due, all of the debts, liabilities, obligations, commitments and responsibilities of any nature of OHS pursuant to the Agreements.

    1.3 Any and all references to OHS in the Agreements shall, from and after the date hereof, be deemed to be references to Olsten Health Services Holding Corp. and, therefore, shall no longer be references to Aaronco Corp.

    2.  AMENDMENTS TO SEPARATION AGREEMENT.

    2.1 The definition of "Consulting Agreements" is deleted in its entirety and replaced with the following:

    "Consulting Agreements" means the Amended and Restated Separation, Consulting and Non-Competition Agreements dated as of October 7, 1999 by and among Adecco, Olsten and each of Edward A. Blechschmidt and Stuart Olsten.

    3.  AMENDMENTS TO EMPLOYEE BENEFITS ALLOCATION AGREEMENT.

    3.1 The reference in Section 2(d) to "the Separation, Consulting and Non-Competition Agreements between Albert, Olsten and the following individuals dated August 17, 1999;" is hereby amended to refer to "the Amended and Restated Separation, Consulting and Non-Competition Agreements between Adecco, Olsten and the following individuals dated as of October 7, 1999".

    3.2 The reference in Section 2(d) to "the Separation, Consulting and Non-Competition Agreement between Olsten and Maureen McGurl dated August 17, 1999" is hereby amended to refer to "the Amended and Restated Separation, Consulting and Non-Competition Agreement between Olsten and Maureen McGurl dated as of October 7, 1999".

    3.3 The reference in Section 6(a) to the "Olsten Supplemental Retirement Plan" is deleted.

    3.4  New Section 6A is added to read as follows:

    6A.  Supplemental Executive Retirement Plan.

        (a) On or prior to the SERP Transfer Date (as defined below), Olsten shall amend the Olsten Supplemental Executive Retirement Plan (the "Olsten SERP") to provide (i) that all accrued benefits thereunder of actively employed OHS Employees shall be vested in full as of the SERP

    Transfer Date (as defined below), (ii) that OHS Employees and their dependents and beneficiaries shall cease to participate in and accrue benefits thereunder as of the Olsten SERP transfer date established by Olsten, which shall be at least two business days prior to the date of the Effective Time (the "SERP Transfer Date"), and (iii) that no benefits shall thereafter be payable under the Olsten SERP to OHS Employees, Olsten Employees who (as of the date hereof) are former Olsten Employees or any of their dependents or beneficiaries (the "OHS SERP Participants").

        (b) As of the SERP Transfer Date, OHS shall establish a nonqualified supplemental executive retirement plan substantially similar to the Olsten SERP (the "OHS SERP"), and shall assume all liabilities and obligations with respect to the OHS SERP Participants under the Olsten SERP, whether arising prior to on or after the SERP Transfer Date (notwithstanding any subsequent termination of the Olsten SERP). All such liabilities and obligations shall cease to be liabilities or obligations of Olsten as of the SERP Transfer Date.

        (c) No termination of an Employee's employment shall be deemed to occur for purposes of the OHS SERP as a result of any actions taken pursuant to this Agreement or otherwise as a result of the consummation of the transactions contemplated by the Separation Agreement, provided that the Employee remains continuously employed by the OHS Group.

        (d) As soon as practicable following the SERP Transfer Date, OHS shall establish a trust to be used in connection with the OHS SERP (the "OHS SERP Trust") for the purpose of aiding in the provision of benefits under the OHS SERP. As of the SERP Transfer Date, Olsten shall cause the trustee of the trust under the Olsten SERP (the "Olsten SERP Trust") to transfer to the trustee of the OHS SERP Trust the amount held in the Olsten SERP Trust in excess of the amount necessary to fully satisfy all remaining benefits and obligations under the Olsten SERP upon its termination in accordance with
    Section 6A(e) and (f) below.

        (e) Immediately prior to the Effective Time and after the SERP Transfer Date, Olsten shall terminate the Olsten SERP, or cause it to be terminated, shall cause all accrued benefits thereunder of actively employed participants to be vested in full as of the date of termination of the Olsten SERP, and all accrued benefits under the Olsten SERP will be distributed by Olsten, or Olsten will cause such accrued benefits to be distributed, to each participant or beneficiary as soon as administratively practicable in the form of a lump sum payment. In the event the amount of assets in the Olsten SERP Trust (after taking into account the transfer of assets to the OHS SERP Trust under Section 6A(d) above) exceeds the amount necessary to pay all accrued benefits in full under the Olsten SERP, the Closing Intercompany Balance shall be reduced by the amount of such excess. In the event the amount of assets in the Olsten SERP Trust (after taking into account the transfer of assets to the OHS SERP Trust under
    Section 6A(d) above) is insufficient to pay all accrued benefits under the Olsten SERP in full, the Closing Intercompany Balance shall be increased by the amount of such shortfall.

        (f) Olsten shall take all actions necessary to effectuate the provisions of this Section 6A and to terminate the Olsten SERP immediately prior to the Effective Time and distribute all accrued benefits thereunder in the form of lump sum payments as soon as practicable thereafter, including, without limitation, amending the Olsten SERP to provide for (i) vesting of all accrued benefits of actively employed participants as of the time of termination of the Olsten SERP and (ii) distribution of all accrued benefits under the Olsten SERP in the form of a lump sum as soon as administratively practicable following termination of the Olsten SERP.

    4.  MISCELLANEOUS.

    4.1 Any and all references to Albert in the Agreements shall, from and after the date hereof, be deemed to be references to Adecco and, therefore, shall no longer be references to Albert.

    4.2 Any and all references to the Agreements shall refer to the Agreements as amended by this Omnibus Amendment.

    4.3 The execution, delivery and/or effectiveness of this Omnibus Amendment shall not, except as expressly provided herein, amend, revise, add to or modify any provision of the Agreements or operate as a waiver of any right, power or remedy of any party under any of the Agreements, nor constitute a waiver of any provision of any of the Agreements.

    4.4 This Omnibus Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any provisions thereof relating to conflicts of law.

    4.5 This Omnibus Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Omnibus Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Omnibus Amendment.

    IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                              OLSTEN CORPORATION
                                              /s/ EDWARD A. BLECHSCHMIDT
                                              ----------------------------------
                                              Name: Edward A. Blechschmidt
                                              Title: President and Chief
                                              Executive Officer


                                              AARONCO CORP.
                                              /s/ EDWARD A. BLECHSCHMIDT
                                              ----------------------------------
                                              Name: Edward A. Blechschmidt
                                              Title: President and Chief
                                              Executive Officer


                                              ADECCO SA
                                              /s/ JOHN P. BOWMER
                                              ----------------------------------
                                              Name: John P. Bowmer
                                              Title: Chief Executive Officer

                                              /s/ FELIX A. WEBER
                                              ----------------------------------
                                              Name: Felix A. Weber
                                              Title: Chief Financial Officer


                                              OLSTEN HEALTH SERVICES HOLDING
                                              CORP., a Delaware corporation
                                              /s/ EDWARD A. BLECHSCHMIDT
                                              ----------------------------------
                                              Name: Edward A. Blechschmidt
                                              Title: President and Chief
                                              Executive Officer